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Cash Equivalent Fund


Money Market Portfolio

Government & Agency Securities Portfolio

Tax Exempt Portfolio


Supplement to the currently effective prospectus


Upon the recommendation of Deutsche Investment Management Americas Inc. (the "Advisor"), the Board of the Fund approved the termination and liquidation of all three portfolios of the Fund effective on or about July 8, 2005 (the "Liquidation Date"). Accordingly, the Fund will redeem the shares of any Fund shareholder outstanding on the Liquidation Date. The Advisor has agreed to pay the costs of the liquidation, including the mailing of notification to shareholders, however, the Advisor has not agreed to pay the trading costs to effect the liquidations. Shareholders may redeem their shares prior to the Liquidation Date. Shareholders who elect to redeem their shares prior to the Liquidation Date will receive the $1.00 net asset value per share for all shares they own. Shareholders whose shares are redeemed by the Fund on the Liquidation Date will receive the $1.00 net asset value per share for all shares they own on the Liquidation Date.

In conjunction with approving the termination and liquidation of the Fund, the Board further approved closing the Fund to new investments except for qualified defined contribution, defined benefit or other qualified retirement vehicle and broker/dealer cash sweep clients. Qualified Plans that currently offer the Fund as an investment option may continue to offer it to their participants until the Liquidation Date.







               Please Retain This Supplement for Future Reference


March 8, 2005
CEF-3600